Exhibit 99.44

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 1999
           Series 1999-20, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                7.912203
                                                     -------------------------
     Weighted average maturity                                         355.46
                                                     -------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                               Principal
            Principal Per   Prepayments Per  Interest Per
     Class   Certificate      Certificate     Certificate  Payout Rate
     -----   -----------      -----------     -----------  -----------
     PO     $   1.02546855  $   0.14165954  $ 0.00000000   %0.00000000
     A1     $  10.15082196  $   8.89103276  $ 6.04166668   %7.25000001
     A2     $   0.00000000  $   0.00000000  $ 0.00000000   %0.00000000
     A3     $   0.00000000  $   0.00000000  $ 6.24999986   %7.49999983
     A4     $   0.00000000  $   0.00000000  $ 6.25000000   %7.50000000
     A5     $   0.00000000  $   0.00000000  $ 6.25000000   %7.50000000
     A6     $   0.00000000  $   0.00000000  $ 6.25000259   %7.50000311
     A7     $   0.00000000  $   0.00000000  $ 6.25000180   %7.50000216
     A8     $   0.00000000  $   0.00000000  $ 6.25000000   %7.50000000
     A9     $   0.00000000  $   0.00000000  $ 6.66667000   %8.00000400
     A10    $   0.00000000  $   0.00000000  $ 6.25000000   %7.50000000
     A11    $   0.00000000  $   0.00000000  $ 6.25000000   %7.50000000
     A12    $   0.00000000  $   0.00000000  $ 6.24999966   %7.49999959
     A13    $   0.00000000  $   0.00000000  $ 6.25000000   %7.50000000
     A14    $   0.00000000  $   0.00000000  $ 6.25000034   %7.50000041
     A15    $   0.00000000  $   0.00000000  $ 6.25000000   %7.50000000
     A16    $   0.00000000  $   0.00000000  $ 6.66667000   %8.00000400
     A17    $   0.00000000  $   0.00000000  $ 6.04166669   %7.25000003
     A18    $   0.00000000  $   0.00000000  $ 6.04166657   %7.24999988
     A19    $   0.00000000  $   0.00000000  $ 6.04166650   %7.24999980
     S      $   0.00000000  $   0.00000000  $ 0.49096435   %0.58915722
     M      $   0.70788417  $   0.00000000  $ 6.04166692   %7.25000031
     B1     $   0.70788356  $   0.00000000  $ 6.04166781   %7.25000137
     B2     $   0.70788486  $   0.00000000  $ 6.04166882   %7.25000259
     B3     $   0.70788126  $   0.00000000  $ 6.04166473   %7.24999767
     B4     $   0.70788126  $   0.00000000  $ 6.04166473   %7.24999767
     B5     $   0.70788500  $   0.00000000  $ 6.04167061   %7.25000473
     R      $1000.00000000  $ 875.90000000  $ 6.00000000   %7.20000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                         Accrual Amount
    Class
     N/A               $                     N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $          18,152.69
                                                                 ---------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:       $     341,681,471.19
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:           1,049
                                                                 -----------
      3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance        Balance         Cusip
-----         -------          -----------------        -------         -----
PO   $           2,664,557.58  $    2,661,825.16  $           998.97 GEC9920PO
A1   $         183,334,505.00  $  181,473,509.08  $           989.85 36157R6S9
A2   $           1,804,701.00  $    1,804,701.00  $         1,000.00 36157R6T7
A3   $          17,964,986.00  $   17,964,986.00  $         1,000.00 36157R6U4
A4   $           1,900,000.00  $    1,900,000.00  $         1,000.00 36157R6V2
A5   $           2,823,000.00  $    2,823,000.00  $         1,000.00 36157R6W0
A6   $           1,927,100.00  $    1,927,100.00  $         1,000.00 36157R6X8
A7   $           1,391,750.00  $    1,391,750.00  $         1,000.00 36157R6Y6
A8   $             950,000.00  $      950,000.00  $         1,000.00 36157R6Z3
A9   $           1,000,000.00  $    1,000,000.00  $         1,000.00 36157R7A7
A10  $             900,000.00  $      900,000.00  $         1,000.00 36157R7B5
A11  $           1,900,000.00  $    1,900,000.00  $         1,000.00 36157R7C3
A12  $           7,306,450.00  $    7,306,450.00  $         1,000.00 36157R7D1
A13  $           4,408,000.00  $    4,408,000.00  $         1,000.00 36157R7E9
A14  $           7,262,014.00  $    7,262,014.00  $         1,000.00 36157R7F6
A15  $           1,603,000.00  $    1,603,000.00  $         1,000.00 36157R7G4
A16  $           1,000,000.00  $    1,000,000.00  $         1,000.00 36157R7H2
A17  $          34,355,500.00  $   34,355,500.00  $         1,000.00 36157R7J8
A18  $          29,837,494.00  $   29,837,494.00  $         1,000.00 36157R7V1
A19  $          24,621,364.00  $   24,621,364.00  $         1,000.00 36157R7W9
S    $         276,567,695.77  $  274,798,392.77  $           993.60 GEC99020S
M    $           6,527,000.00  $    6,522,379.64  $           999.29 36157R7L3
B1   $           2,920,000.00  $    2,917,932.98  $           999.29 36157R7M1
B2   $           1,546,000.00  $    1,544,905.61  $           999.29 36157R7N9
B3   $           1,718,000.00  $    1,716,783.86  $           999.29 36157R7S8
B4   $             859,000.00  $      858,391.93  $           999.29 36157R7T6
B5   $           1,031,113.81  $    1,030,383.90  $           999.29 36157R7U3
R    $                 100.00  $            0.00  $             0.00 36157R7K5

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            5        Principal Balance    $     2,036,127.16
                               --------                            -------------
        2.   60-89 days
             Number            0        Principal Balance    $             0.00
                               --------                            -------------
        3.   90 days or more
             Number            0        Principal Balance    $             0.00
                               --------                            -------------
        4.   In Foreclosure
             Number            0        Principal Balance    $             0.00
                               --------                            -------------
        5.   Real Estate Owned
             Number            0        Principal Balance    $             0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                             $             0.00
                                                                   -------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                       Certificate Interest
                  Class                       Rates
                   A9              %              8.00000400
                   A16             %              8.00000400

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    4,439,614.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      137,578.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    3,435,556.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------

G.
                                           Rounding Amount
           Opening      Reimbursement        (Withdrawl)         Closing
Class      Balance          Amount                               Balance
-----      -------          ------         ---------------       -------
A9       $    999.99  $           0.00  $              0.00   $        999.99
A10      $    999.99  $           0.00  $              0.00   $        999.99
A11      $    999.99  $           0.00  $              0.00   $        999.99
A15      $    999.99  $           0.00  $              0.00   $        999.99
A9       $ 15,000.00  $           0.00  $              0.00   $       14,583.33
A16      $ 15,000.00  $           0.00  $              0.00   $       14,583.34

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.